UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: April 6, 2018
(Date of earliest event reported)

Turtle Beach Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11011 Via Frontera, Suite A/B
San Diego, California 92127
(Address of principal executive offices)
(858) 800-3718
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.03 - Material Modification of the Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 6, 2018, Turtle Beach Corporation (the “Company”) filed a Certificate of Change with the Secretary of State of the State of Nevada to effect a 1-for-4 reverse stock split (the “Reverse Stock Split”) of the shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). The Amendment will become effective at 5:00 p.m. on April 6, 2018. The board of directors of the Company approved the Reverse Stock Split at a meeting duly held on April 2, 2018, and, in accordance with the procedures set forth in Nevada Revised Statutes Sections 78.207 and 78.209, the Reverse Stock Split did not require stockholder approval. The Reverse Stock Split is intended to enable the Company to regain compliance with the minimum bid price requirement contained in Nasdaq Listing Rule 5450(a)(1).
As a result of the Reverse Stock Split, every four shares of Common Stock authorized and outstanding immediately prior to the Reverse Stock Split will be reclassified and combined into one share of Common Stock. Accordingly, the total number of authorized shares of Common Stock will be reduced from 100,000,000 to 25,000,000. In addition, beginning with the opening of trading on April 9, 2018, the Common Stock will be available for trading on the Nasdaq Global Market on a Reverse Stock Split adjusted basis with a new CUSIP number, 900450 206.
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would have been entitled to receive fractional shares of Common Stock will have their holdings rounded up to the next whole share. Proportional adjustments will also be made to the Company’s outstanding warrants, stock options and other equity securities and to the Company’s 2013 Stock-Based Incentive Plan, as amended, to reflect the Reverse Stock Split, in each case, in accordance with the terms thereof.
The full text of the Certificate of Change is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Change, dated April 6, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURTLE BEACH CORPORATION

Date:	April 6, 2018	By:	/S/ JOHN T. HANSON
John T. Hanson Chief Financial Officer, Treasurer and Secretary